Exhibit 99.1

PRESS RELEASE	16 June 2016

Execution of Business Combination Agreement

Paris and Houston, June 16, 2016 —Technip (Euronext: TEC) and FMC Technologies, Inc. (NYSE: FTI) today announced that the companies executed a Business Combination Agreement (BCA) on June 14, 2016 regarding their proposed merger announced on May 19, 2016. The execution of the BCA follows conclusion of the required work council consultation process in Europe.

“With the signing of the BCA, we have reached an important milestone paving the way to building a unique offering, driving change by redefining the production and transformation in the oil and gas industry,” said Thierry Pilenko, Technip Chairman and Chief Executive Officer, who will serve as Executive Chairman of the combined company, TechnipFMC.

Doug Pferdehirt, President and Chief Operating Officer of FMC Technologies, who will serve as the CEO of TechnipFMC, added, “The combination of FMC Technologies and Technip is an exciting opportunity for both companies to shape the future of the oil and gas industry by accelerating technology innovation, integrating and improving project execution and reducing costs for customers. Having concluded the consultation process so quickly is a testament to the logic and strategic rationale of this merger.”

The BCA is available on the U.S. Securities and Exchange Commission (SEC) website as an EDGAR filing and on the websites of Technip and FMC Technologies.

The transaction is expected to close in early 2017, subject to the approvals of Technip and FMC Technologies shareholders, regulatory approvals and consents, as well as other customary closing conditions.

The companies will combine in an all-stock merger transaction to create a global leader that will drive change by redefining the production and transformation of oil and gas. Each company’s shareholders will own close to 50 percent of the combined company.

In addition, Bpifrance supports the transaction and has confirmed to Technip and FMC Technologies that all its governing bodies have approved the terms of the support agreement, in particular the commitment to vote in favor of the resolutions regarding the transaction which will be submitted to Technip’s shareholders’ meeting, subject notably to Technip Board of Directors’ favorable recommendation. Given that it had previously been agreed that Bpifrance will have a seat on the board of directors of TechnipFMC, Bpifrance will retain its Technip shares until the completion of the transaction, with the ability to increase its shareholding up to a maximum 6% of the share capital of TechnipFMC, on a fully-diluted basis, for a two-year period starting at completion of the transaction.

Transaction Highlights

•	Strategic Highlights

•	Creates a leader in Subsea, Surface and Onshore/Offshore, driven by technology and innovation

•	Builds a comprehensive and flexible offering across each market from concept to project delivery and beyond

•	Accelerates growth: broader portfolio of solutions will increase innovation, improve execution, reduce costs and enhance customer success

•	The combined company will be called TechnipFMC. It brings together two complementary market leaders and their talented employees, building on the proven success of their existing alliance, enabling rapid integration.

•	Financial Highlights

•	Combined 2015 revenue of $20 billion and EBITDA(1) of $2.4 billion; $20 billion backlog on March 31, 2016

•	All-stock transaction: Technip shareholders to receive 2.0 shares of the combined company for each share of Technip; FMC Technologies shareholders to receive 1.0 share of the combined company for each share of FMC Technologies; TechnipFMC to be listed on the New York and Paris stock exchanges

•	Expected to deliver at least $400 million in annual pretax cost synergies in 2019

•	Significantly accretive to both companies’ earnings per share

•	One of the strongest balance sheets in the industry

(1)	EBITDA before restructuring, impairment and other exceptional items as defined by both companies in their respective previous public filings

About Technip

Technip is a world leader in project management, engineering and construction for the energy industry. From the deepest Subsea oil & gas developments to the largest and most complex Offshore and Onshore infrastructures, our 32,500 people are constantly offering the best solutions and most innovative technologies to meet the world’s energy challenges. Present in 45 countries, Technip has state-of-the-art industrial assets on all continents and operates a fleet of specialized vessels for pipeline installation and subsea construction. Technip shares are listed on the Euronext Paris exchange, and its ADR is traded in the US on the OTCQX marketplace as an American Depositary Receipt (OTCQX: TKPPY). Visit us at www.technip.com

About FMC Technologies

FMC Technologies, Inc. (NYSE: FTI) is the global market leader in subsea systems and a leading provider of technologies and services to the oil and gas industry. We help our customers overcome their most difficult challenges, such as improving shale and subsea infrastructures and operations to reduce cost, maintain uptime, and maximize oil and gas recovery. The company has approximately 16,500 employees and operates 29 major production facilities and services bases in 18 countries. Visit www.fmctechnologies.com or follow us on Twitter @FMC_Tech for more information.

For more information, contact

For Technip	For FMC Technologies
Investors Aurélia Baudey-Vignaud P : +33 (0) 1 85 67 43 81 abaudeyvignaud@technip.com Elodie Robbe-Mouillot P: +33 (0) 1 85 67 43 86 erobbemouillot@technip.com	Investors Matt Seinsheimer P: 281.260.3665 investorrelations@fmcti.com

Media Christophe Bélorgeot P : +33 (0) 1 47 78 39 92 cbelorgeot@technip.com Laure Montcel P : +33 (0) 1 49 01 87 81 lmontcel@technip.com	Media Lisa Albiston P: 281.610-9076 media.request@fmcti.com Lisa Adams P: 281.405.4659 media.request@fmcti.com

Important Information for Investors and Securityholders

Forward-Looking Statements

This communication contains “forward-looking statements”. All statements other than statements of historical fact contained in this report are forward-looking statements within the meaning of Section 27A of the United States Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements usually relate to future events and anticipated revenues, earnings, cash flows or other aspects of our operations or operating results. Forward-looking statements are often identified by the words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could,” “may,” “estimate,” “outlook” and similar expressions, including the negative thereof. The absence of these words, however, does not mean that the statements are not forward-looking. These forward-looking statements are based on our current expectations, beliefs and assumptions concerning future developments and business conditions and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate.

Factors that could cause actual results to differ materially from those in the forward-looking statements include failure to obtain applicable regulatory or stockholder approvals in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed transactions; failure to obtain favorable opinions from counsel for each company to the effect of how FMC Technologies SIS Limited (to be renamed TechnipFMC plc) (“TechnipFMC”) should be treated for U.S. tax purposes as a result of the proposed transaction; risks associated with tax liabilities, or changes in U.S. federal or international tax laws or interpretations to which they are subject, including the risk that the Internal Revenue Service disagrees that TechnipFMC is a foreign corporation for U.S. federal tax purposes; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings, value of certain tax assets, synergies and growth or that such benefits may take longer to realize than expected; failure to realize anticipated benefits of the combined operations; risks relating to unanticipated costs of integration; reductions in client spending or a slowdown in client payments; unanticipated changes relating to competitive factors in the companies’ industries; ability to hire and retain key personnel; ability to successfully integrate the companies’ businesses; the potential impact of announcement or consummation of the proposed transaction on relationships with third parties, including clients, employees and competitors; ability to attract new clients and retain existing clients in the manner anticipated; reliance on and integration of information technology systems; changes in legislation or governmental regulations affecting the companies; international, national or local economic, social or political conditions that could adversely affect the companies or their clients; conditions in the credit markets; risks associated with assumptions the parties make in connection with the parties’ critical accounting estimates and legal proceedings; and the parties’ international operations, which are subject to the risks of currency fluctuations and foreign exchange controls.

All of our forward-looking statements involve risks and uncertainties (some of which are significant or beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the parties’ businesses, including those described in FMC Technologies’ (“FMC Technologies”) Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time by FMC Technologies and TechnipFMC with the United States Securities and Exchange Commission (the “SEC”) and those described in Technip S.A.’s (“Technip”) annual reports, registration documents and other documents filed from time to time with the French financial markets regulator (Autorité des Marchés Financiers or the “AMF”). We wish to caution you not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any of our forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except to the extent required by law.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act and applicable European regulations. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Additional Information

Important Additional Information Will be Filed with the SEC

TechnipFMC will file with the SEC a registration statement on Form S-4, which will include the proxy statement of FMC Technologies that also constitutes a prospectus of TechnipFMC (the “proxy statement/prospectus”). INVESTORS AND STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS, AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FMC TECHNOLOGIES, TECHNIP, TECHNIPFMC, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by the parties through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC on FMC Technologies’ website at www.fmctechnologies.com (for documents filed with the SEC by FMC Technologies) or on Technip’s website at www.technip.com (for documents filed with the SEC by Technip).

Important Additional Information Will be Made Available in an Information Document

Technip will prepare an information document to be made available in connection with the Technip meeting of stockholders called to approve the proposed transaction (the “Report”). INVESTORS AND STOCKHOLDERS ARE URGED TO CAREFULLY READ THE INFORMATION DOCUMENT, AND OTHER RELEVANT DOCUMENTS TO BE PUBLISHED ON THE TECHNIP WEBSITE, IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FMC TECHNOLOGIES, TECHNIP, TECHNIPFMC, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the information document from Technip on its website at www.technip.com.

Important Additional Information Will be Made Available in an Prospectus Prepared in accordance with the EU Prospectus Directive

TechnipFMC will make publicly available a prospectus, prepared in accordance with the EU Prospectus Directive 2003/71/EC, with respect to the issuance of new shares as a result of the proposed transaction and their admission to trading on the regulated market of Euronext Paris (including any supplement thereto, the “Admission Prospectus”). INVESTORS AND STOCKHOLDERS ARE URGED TO CAREFULLY READ THE ADMISSION PROSPECTUS, AND OTHER RELEVANT DOCUMENTS, IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FMC TECHNOLOGIES, TECHNIP, TECHNIPFMC, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the Admission Prospectus from TechnipFMC when available.

Participants in the Solicitation

FMC Technologies, Technip, TechnipFMC and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of FMC Technologies and Technip, respectively, in respect of the proposed transactions contemplated by the proxy statement/prospectus and the report. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of FMC Technologies, and Technip, respectively, in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC. Information regarding FMC Technologies’ directors and executive officers is contained in FMC Technologies’ Annual Report on Form 10-K for the year ended December 31, 2015 and its Proxy Statement on Schedule 14A, dated March 25, 2016, which are filed with the SEC and can be obtained free of charge from the sources indicated above. Information regarding Technip’s directors and executive officers is contained in Technip’s Annual Report for the year ended December 31, 2015 filed with the AMF and can be obtained free of charge from the sources indicated above.

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